SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

American Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Nevada	0-31547	88-0451554
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

950 Stafford Street, Casper, Wyoming	82609
(Address of principal executive offices)	(Zip Code)

(307) 265-6669

Registrant’s telephone number, including area code

Item 5.	Other Events.

Press Release. The news releases of the Registrant dated July 15, 2003, and July 17, 2003 which are filed as exhibits hereto, are incorporated herein by reference.

Item 7.	Financial Statements And Exhibits.

(c) Exhibits.

Exhibit Index

Exhibit Number	Description
99.1	News release dated July 15, 2003.
99.2	News release dated July 17, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2003	AMERICAN OIL & GAS, INC.

	By:	/s/ ANDREW P. CALERICH
Andrew P. Calerich President and Chief Financial Officer